HYBRID ARM NEW ISSUE

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR33

$[1,000,000,000]

(Approximate)

Expected Investor Settlement Date:  December [30], 2002

DLJ Mortgage Capital, Inc.

Seller

Washington Mutual Mortgage Securities Corp.

Seller and Servicer

Fairbanks Capital Corp.

Servicer and Special Servicer

Chase Manhattan Mortgage Corporation

Master Servicer

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

JPMorgan Chase Bank

Trust Administrator

Bank One, National Association

Trustee

Credit Suisse First Boston Corporation

Underwriter

Credit Suisse First Boston

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston Corporation.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Corporation trading desk at (212) 538-3831.

CSFB 2002-AR33

December 4, 2002

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

I.  TRANSACTION SUMMARY – OFFERED CERTIFICATES

Class	Type	Exp’d Rating(1)	Original Balance (+/-5%)	Initial Coupon	Appx. $ Price	Avg. Life(2)	Spread Guidance	Bench- Mark	CPR	Proj. Net Margin (3)	W.A. MTR
I-A-1	Senior/WAC/PT	AAA/Aaa	$[97,000,000]	[4.8175]% (4)	[101-16]	[1.82]	[148]	Swaps	25	[2.08]	[32]
AR	Senior/Residual	AAA/NR	$[100]	[4.8175]% (5)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
II-A-1	Senior/PT	AAA/Aaa	$[125,000,000]	[4.5792]% (6)	[100-18]	[2.48]	[154]	Swaps	25	[1.95]	[56]
II-X	Senior/Interest Only	AAA/Aaa	[Notional]	[0.6960]% (7)	N/A	N/A	N/A	N/A	25	N/A	N/A
III-A-1	Senior/PT	AAA/Aaa	$[50,000,000]	[4.8528]% (8)	N/A	[2.48]	N/A	Swaps	25	N/A	[56]
III-A-2	Senior/WAC/PT	AAA/Aaa	$[487,000,000]	[5.2338]% (9)	[101-16+]	[2.48]	[174]	Swaps	25	[2.28]	[56]
III-X	Senior/Interest Only	AAA/Aaa	[Notional]	[0.381]% (10)	N/A	N/A	N/A	N/A	25	N/A	N/A
IV-A-1	Senior/WAC/PT	AAA/Aaa	$[46,500,000]	[5.3016]% (11)	[100-31]	[2.88]	[190]	Swaps	25	[2.07]	[82]
V-A-1	Senior/Floater	AAA/Aaa	$[TBA]	[TBA]% (12)	[100-00]	[TBA]	[TBA]	1M LIBOR	25	[TBA]	[TBA]
C-B-1	Subordinate/WAC	AA/[Aa3]	$[9,500,000]	[5.1941]% (13)	[99-31]	[4.04]	[220]	Treas.Curve	25	N/A	[55]
C-B-2	Subordinate/WAC	A/[A3]	$[6,600,000]	[5.1941]% (13)	[99-03]	[4.04]	[245]	Treas.Curve	25	N/A	[55]
C-B-3	Subordinate/WAC	BBB/[Baa3]	$[4,000,000]	[5.1941]% (13)	[98-01+]	[4.04]	[275]	Treas.Curve	25	N/A	[55]
V-M-1	Subordinate/Floater	AA/[Aa2]	$[TBA]	[TBA]%(14)	[100-00]	[TBA]	[TBA]	1M LIBOR	25	[TBA]	[TBA]
V-M-2	Subordinate/Floater	A/[A2]	$[TBA]	[TBA]%(15)	[100-00]	[TBA]	[TBA]	1M LIBOR	25	[TBA]	[TBA]

Information is PRELIMINARY and subject to final collateral, rating agency approval and legal review.  The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

_____________________

(1)

The Group I, Group II, Group III, Group IV and Group V Certificates (as defined herein) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or both rating agencies.  Neither the Class C-B-6 nor the Class V-X Certificates will be rated.

(2)

The weighted average life to respective weighted average reset dates is shown with respect to Group I, Group II, Group III, Group IV and Group C-B Certificates.  The weighted average life to optional termination is shown with respect to Group V Certificates.

(3)

Based on weighted average information on the assumed collateral as of the Cut-off Date.

(4)

The initial pass-through rate on the Class I-A-1 Certificates is expected to be approximately [4.8175]% per annum.  After the first distribution date, the per annum pass-through rate on the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

(5)

The initial pass-through rate on the Class AR Certificates is expected to be approximately [4.8175]% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

(6)

The initial pass-through rate on the Class II-A-1 Certificates is expected to be approximately [4.5792]% per annum.  After the first distribution date, the per annum pass-through rate on the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less the sum of (i) the per annum pass-through rate on the Class II-X Certificates and (ii) 0.02% (30/360 accrual basis, 24 day delay).

(7)

The notional amount of the Class II-X Certificates will equal the Class II-A-1 Certificate principal balance.  Through the distribution date in [December 2006], the per annum pass-through rate on the Class II-X Certificates is expected to be approximately [0.6960]%.  After the distribution date in [December 2006], the per annum pass-through rate on the Class II-X Certificates will be [0.3800]% (30/360 accrual basis, 24 day delay).

(8)

The initial pass-through rate on the Class III-A-1 Certificates is expected to be approximately [4.8528]% per annum.   After the first distribution date, the per annum pass-through rate on the Class III-A-1 Certificates will equal the weighted average of the net interest rates on the group III mortgage loans less the sum of (i) the per annum pass-through rate on the Class III-X Certificates and (ii) 0.02% (30/360 accrual basis, 24 day delay).

(9)

The initial pass-through rate on the Class III-A-2 Certificates is expected to be approximately [5.2338]% per annum.   After the first distribution date, the per annum pass-through rate on the Class III-A-2 Certificates will equal the weighted average of the net interest rates on the group III mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

(10)

The notional amount of the Class III-X Certificates will equal the Class III-A-1 Certificate principal balance.  Through the distribution date in [February 2007], the per annum pass-through rate on the Class III-X Certificates is expected to be approximately [0.3810]%.   After the distribution date in [February 2007], the per annum pass-through rate on the Class III-X Certificates will be [0.3300]% (30/360 accrual basis, 24 day delay).

(11)

The initial pass-through rate on the Class IV-A-1 Certificates is expected to be approximately [5.3016]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-A-1 Certificates will equal the weighted average of the net interest rates on the group IV mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

(12)

The initial pass-through rate on the Class V-A-1 Certificates is expected to be approximately [      ]% per annum.  After the first distribution date, the per annum pass-through rate on the Class V-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [      ]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group V mortgage loans, the Class V-A-1 certificate margin will increase to [     ]%.

(13)

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [5.1941]% per annum.  After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average of the net interest rates on the group I, group II, group III and group IV (in each case, less 0.02%) mortgage loans (30/360 accrual basis, 24 day delay).

(14)

The initial pass-through rate on the Class V-M-1 Certificates is expected to be approximately [     ]% per annum.  After the first distribution date, the per annum pass-through rate on the Class V-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [      ]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group V mortgage loans the Class V-M-1 certificate margin will increase to [     ]%.

(15)

The initial pass-through rate on the Class V-M-2 Certificates is expected to be approximately [      ]% per annum.  After the first distribution date, the per annum pass-through rate on the Class V-M-2   Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [      ]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group V mortgage loans the Class V-M-2 certificate margin will increase to [      ]%.

I.

  TRANSACTION SUMMARY – NON-OFFERED CERTIFICATES

Class	Type	Exp’d Rating(1)	Original Balance (+/- 5%)	Initial Coupon	Appx. Price	Avg. Life	Spread Guidance	Bench- mark	CPR	Proj. Net Margin (2)	W.A. MTR
C-B-4	Subordinate/WAC	BB/[Ba3]	$[830,000]	[5.1941]% (3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
C-B-5	Subordinate/WAC	B/[B3]	$[1,600,000]	[5.1941]% (3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
C-B-6	Subordinate/WAC	NR/NR	$[1,600,000]	[5.1941]% (3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
V-X	OC/Excess Interest	NR/NR	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

(1)

The Group C-B Certificates (other than the Class C-B-6 Certificates) are expected to be rated by one or both rating agencies. Neither the Class C-B-6 Certificates nor the Class V-X Certificates will be rated.

(2)

Based on weighted average information on the assumed collateral as of the Cut-off Date.

(3)

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [5.1941]%.  After the first distribution date, the per annum pass-through rate on these certificates will equal the weighted average of the net interest rates of the group I, group II, group III and group IV (in each case, less 0.02%) mortgage loans.

II.

COLLATERAL SUMMARY

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE DECEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP I COLLATERAL DETAILS
WAC	[5.196]%	Average Loan Balance	$[387,585.46]
Net WAC	[4.837]%	Maximum Loan Balance	$[1,465,850.43]
WA Gross Margin	[2.459]%	California Concentration	[40.76]%
WA Net Margin	[2.100]%	WA Original LTV	[68.70]%
Index: 1 Year LIBOR	[48.0]%	WA Credit Score	[730]
6 Month LIBOR	[32.6]%
1 Year CMT	[18.7]%
WA Months to Reset	[32]	Full Doc	[82.3]%
WAM	[353]	Reduced Doc	[16.9]%

LOAN GROUP II COLLATERAL DETAILS
WAC	[5.659]%	Average Loan Balance	$[409,077.57]
Net WAC	[5.295]%	Maximum Loan Balance	$[1,500,000.00]
WA Gross Margin	[2.722]%	California Concentration	[40.40]%
WA Net Margin	[2.358]%	WA Original LTV	[68.82]%
Index: 1 Year CMT	[66.5]%	WA Credit Score	[735]
6 Month LIBOR	[19.0]%
1 Year LIBOR	[14.5]%
WA Months to Reset	[56]	Full Doc	[74.3]%
WAM	[356]	Reduced Doc	[25.2]%

LOAN GROUP III COLLATERAL DETAILS
WAC	[5.617]%	Average Loan Balance	$[402,530.77]
Net WAC	[5.254]%	Maximum Loan Balance	$[1,434,500.01]
WA Gross Margin	[2.670]%	California Concentration	[46.33]%
WA Net Margin	[2.306]%	WA Original LTV	[68.34]%
Index: 1 Year CMT	[54.8]%	WA Credit Score	[736]
6 Month LIBOR	[25.4]%
1 Year LIBOR	[19.8]%
WA Months to Reset	[56]	Full Doc	[77.7]%
WAM	[356]	Reduced Doc	[21.4]%

II.

COLLATERAL SUMMARY (CONTINUED)

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE DECEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP IV COLLATERAL DETAILS
WAC	[5.694]%	Average Loan Balance	$[412,743.61]
Net WAC	[5.322]%	Maximum Loan Balance	$[999,999.99]
WA Gross Margin	[2.466]%	California Concentration	[41.70]%
WA Net Margin	[2.094]%	WA Original LTV	[64.52]%
Index: 1 Year LIBOR	[56.8]%	WA Credit Score	[740]
6 Month LIBOR	[40.0]%
1 Year CMT	[3.2]%
WA Months to Reset	[82]	Full Doc	[75.6]%
WAM	[355]	Reduced Doc	[24.4]%

AGGREGATE LOAN GROUPS I-IV COLLATERAL DETAILS
WAC	[5.578]%	Average Loan Balance	$[402,241.36]
Net WAC	[5.214]%	Maximum Loan Balance	$[1,500,000.00]
WA Gross Margin	[2.641]%	California Concentration	[44.47]%
WA Net Margin	[2.277]%	WA Original LTV	[68.24]%
Index: 1 Year CMT	[49.3]%	WA Credit Score	[735]
6 Month LIBOR	[26.1]%
1 Year LIBOR	[24.5]%
WA Months to Reset	[55]	Full Doc	[77.6]%
WAM	[356]	Reduced Doc	[21.7]%

LOAN GROUP V COLLATERAL DETAILS
WAC	[6.995]%	Average Loan Balance	$[363,891.04]
Net WAC	[6.677]%	Maximum Loan Balance	$[1,000,000.00]
WA Gross Margin	[3.596]%	California Concentration	[49.64]%
WA Net Margin	[3.279]%	WA Original LTV	[76.25]%
Index: 6 Month LIBOR	[60.3]%	WA Credit Score	[703]
1 Year CMT	[38.9]%
WA Months to Reset	[32]	Full Doc	[39.1]%
WAM	[348]	Reduced Doc	[29.2]%

III.  NET FUNDS CAP

Group V Net Funds Cap:

The annual pass-through rate on each Class of the Group V Certificates is subject to the Net Funds Cap.

On any distribution date, the Net Funds Cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Aggregate Loan Balance of the group V mortgage loans for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the Maximum Interest Rate) on any Class of Group V Certificates is limited by the Net Funds Cap, such difference will constitute a Basis Risk Shortfall.

With respect to each distribution date, to the extent that a Basis Risk Shortfall exists for any class of Group V Certificates, such class will be entitled to the amount of such Basis Risk Shortfall in accordance with the priority of payments described in the Prospectus Supplement, only to the extent of funds available therefor. Such class will be entitled to receive the amount of any Basis Risk Shortfall on a subordinated basis from Monthly Excess Cashflow treated as paid from and to the extent of funds on deposit in a reserve fund (the “Basis Risk Reserve Fund”). The source of funds on deposit in the Basis Risk Reserve Fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class V-X Certificates.

IV.

  CREDIT ENHANCEMENT (Groups I-IV)

Subordination:

The Group I, Group II, Group III, and Group IV Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal.  The Group C-B Certificates absorb most losses on the group I, II, III, and IV mortgage loans prior to the Group I, Group II, Group III, and Group IV Certificates.

It is anticipated that the subordination which provides credit enhancement for the Senior Certificates of Groups I, II, III, and IV, will initially equal [2.95]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-1 Certificates will initially equal [1.80]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-2 Certificates will initially equal [1.00]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-3 Certificates will initially equal [0.50]%.

NOTE:  The Group C-B Certificates represent interests in the group I, II, III and IV mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Shifting of Interests:

Except as described below, the Group I, Group II, Group III, and Group IV Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the seventh anniversary of the first distribution date.  During the next four years, these certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage on or before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.  If the subordinate percentage after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-Collateralization:

In certain limited circumstances, principal and interest collected from any of the loan groups I, II, III, and IV mortgage loans may be used to pay principal or interest, or both, to Senior Certificates (other than the Group V Certificates) unrelated to that loan group.

Coverage for Excess Losses:

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against Special Hazard Losses, Bankruptcy Losses, and Fraud Losses in excess of certain amounts, as described in the Prospectus Supplement.

Note:  The Group C-B Certificates are allocated losses from mortgage loans in loan groups I, II, III, and IV; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group I, Group II, Group III, or Group IV Certificates for these types of losses.

Note:

Collateral information contained herein is preliminary and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II, III, and IV will equal the aggregate principal balance of the Groups I, II, III, IV and C-B Certificates.

IV.

  CREDIT ENHANCEMENT (Group V)

Overcollateralization:

The group V mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group V Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group V Certificates in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group V mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group V mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group V mortgage loans.

Subordination:

The Class V-A-1 Certificates will have a payment priority over the Group V Subordinate Certificates.  Each class of Group V Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group V mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group V Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of each class of Group V Subordinate Certificates is reduced to zero.

Cross-Collateralization:

Each month, certain interest payments on the group I, group II, group III and group IV mortgage loans will be allocated to Group V available funds increasing available excess interest.  These interest payments will be added to the Group V available funds concurrently with interest distributions being made on the Group I, II, III and IV Certificates.

V.

SUMMARY TERMS

Series Name:	CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR33.
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Sellers:	DLJ Mortgage Capital, Inc.; WMMSC.
Servicers:	Fairbanks Capital Corp. (“Fairbanks”); WMMSC.
Master Servicer:	Chase Manhattan Mortgage Corporation.
Sole Underwriter:	Credit Suisse First Boston Corporation.
Trust Administrator:	JPMorgan Chase Bank.
Trustee:	Bank One, National Association.
Cut-off Date:	December 1, 2002.
Pricing Date:	On or about December [ ], 2002.
Closing Date:	On or about December [27], 2002.
Settlement Date:	On or about December [30], 2002.
Offered Certificates:

Class I-A-1 and Class AR Certificates (the “Group I Certificates”);

Class II-A-1 and Class II-X Certificates (the “Group II Certificates”);

Class III-A-1, Class III-A-2 and Class III-X Certificates (the “Group III Certificates”);

Class IV-A-1 Certificates (the “Group IV Certificates”);

Class V-A-1 Certificates (the “Group V Senior Certificates”);

Class V-M-1 and Class V-M-2 Certificates (the “Group V Subordinate Certificates”, and together with the Group V Senior Certificates and the Class V-X Certificates, the “Group V Certificates”);

The Group I Certificates, Group II Certificates, Group III Certificates, Group IV Certificates, and Group V Senior Certificates (together, the “Senior Certificates”);

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (and together with the Senior Certificates and the Group V Subordinate Certificates, the “Offered Certificates”).

Privately Offered Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Group C-B Certificates”), and the Class V-X Certificates.
Distribution Dates:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in January 2003.
Accrual Periods:

For any distribution date, the offered certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date, except for the Group V Certificates, which accrue on an ACT/360 basis from the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding such distribution date.

Delay Days:	24 days, except for the Group V Certificates, which have a 0 day delay.
Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the group I, group II, group III and group IV mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group I, group II, group III and group IV mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group I, Group II, Group III, Group IV and Group C-B Certificates.  On any distribution date on which the aggregate outstanding stated principal balance of the group V mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group V mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group V Certificates.

Pricing Speeds (CPR):	For all Offered Certificates: 25% CPR.
Certificate Ratings:

The offered certificates are expected to be rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”), with the ratings indicated in Section I above.  The Group C-B Certificates may be rated by one or both of Moody’s and S&P.

ERISA Eligibility:

The Offered Certificates, other than the AR Certificates, are expected to be eligible for purchase by persons investing employee benefit plan or individual retirement account assets, subject to considerations described in the prospectus supplement.

Federal Tax Treatment:	The trust will make one or more REMIC elections.
Principal and Interest Advancing:

Each Servicer (or if a Servicer, other than WMMSC, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any Mortgage Loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest:	Each Servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the Prospectus Supplement.
Mortgage Loans:

The aggregate principal balance as of the Cut-off Date of the mortgage pool is expected to be approximately $[1,087,884,125.53] and consists of approximately [2,763] adjustable rate mortgage loans (with an initial fixed rate period of generally [6 months, 2, 3, 5 or 7] years) secured by first liens on residential properties.  Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust either semi-annually or annually based on an index plus a margin.  The mortgage pool consists of five groups of mortgage loans.  Group I is generally comprised of mortgage loans with an initial fixed rate period of 3 years; Group II is generally comprised of mortgage loans with an initial fixed rate period of 5 years; Group III is generally comprised of mortgage loans with an initial fixed rate period of 5 years; Group IV is generally comprised of mortgage loans with an initial fixed rate period of 7 years; and Group V is generally comprised of mortgage loans with an initial fixed rate period of 6 months, 2, 3 or 5 years.

NOTE:  Information contained herein reflects the December 1, 2002 Cut-off Date scheduled balances.

Collateral information contained herein is preliminary and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II, III, IV and V will equal the aggregate principal balance of the Groups I, II, III, IV, V and C-B Certificates.

		Number of	Cut-off Date
	Designation	Mortgage Loans	Principal Balance
	Group I	[268]	$[103,872,903]
	Group II	[328]	$[134,177,442]
	Group III	[1,433]	$[576,826,597]
	Group IV	[121]	$[49,941,977]
	Group V	[613]	$[223,065,206]

Approximately [10.61]%, [10.65]%, [15.38]%, [27.58]% and [2.53]% of the groups I, II, III, IV and V mortgage loans respectively require only payments of interest during the initial fixed period.

For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

SMMEA:

The Senior Certificates, Class C-B-1 Certificates, and the Class V-M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration:	The offered certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Priority of Distributions (Groups I – IV):	Distribution will in general be made to the extent of the Available Funds for the related group in the order and priority as follows:

1. First, to the related senior certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective Class Principal Balances or notional amounts, as applicable;

2. Second, to the related senior certificates, as principal, the related Senior Principal Distribution Amount as described below under the heading “Distributions of Principal (Groups I-IV)”;
3. Third, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation; and
4. Fourth, to the Class AR Certificates, the remainder (which is expected to be zero).
Distribution of Principal (Groups I - IV):

On each distribution date, an amount up to the Group I Senior Principal Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

1.

First, to the Class AR Certificates, until its Class Principal Balance has been reduced to zero;

2.

Second, to the Class I-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group II Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class II-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group III Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class III-A-1 and Class III-A-2 Certificates, pro rata, until their Class Principal Balances have been reduced to zero.

On each distribution date, an amount up to the Group IV Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.  Distributions of principal of the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

Distributions of Principal (Group V):

The Principal Payment Amount will be paid on each distribution date as follows:

I. On each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class V-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class V-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class V-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group V)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

II.

On each distribution date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class V-A-1 Certificates, the Senior Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class V-M-1 Certificates, the Class V-M-1 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class V-M-2 Certificates, the Class V-M-2 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group V)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

Distribution of Monthly Excess Cashflow (Group V):

On each distribution date, the Monthly Excess Cashflow will be distributed in the following order of priority:

(1)

(A) until the aggregate Class Principal Balance of the Group V Certificates equals the Aggregate Loan Balance of the group V mortgage loans for such distribution date minus the Targeted Overcollateralization Amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such distribution date, to the Group V Certificates, in the following order of priority:

(a)

to the Class V-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(b)

to the Class V-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(c)

to the Class V-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(B) on each distribution date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above in subclause II under “Distributions of Principal (Group V)” above, after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

(2)    to the Class V-A-1 Certificates, any Basis Risk Shortfall for such class;

(3)    to the Class V-M-1 Certificates, any Basis Risk Shortfall for such class;

(4)    to the Class V-M-2 Certificates, any Basis Risk Shortfall for such class;

(5)    to the Class V-M-1 Certificates, any Carryforward Interest for such class;

(6)    to the Class V-M-1 Certificates, any Deferred Amount for such class;

(7)    to the Class V-M-2 Certificates, any Carryforward Interest for such class;

(8)    to the Class V-M-2 Certificates, any Deferred Amount for such class;

(9)  to the Basis Risk Reserve Fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

(10) to the Class V-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

(11) to the Class AR Certificates, any remaining amount.  It is not anticipated that any amounts will be distributed to the Class AR Certificates under this clause (11).

VI.

COLLATERAL DETAILS

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE DECEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND INDICATIVE.  ON THE CLOSING DATE, THE AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS IN LOAN GROUPS I, II, III, IV AND V WILL EQUAL THE AGGREGATE PRINCIPAL BALANCE OF THE GROUPS I, II, III, IV, V AND C-B CERTIFICATES.

IV.

COLLATERAL DETAILS

Note:  Preliminary information contained herein reflects the December 1, 2002 cut-off date scheduled balances. collateral information contained herein is preliminary and indicative.  on the closing date, the aggregate principal balance of the mortgage loans in loan groups i, ii, iii, iv and v will equal the aggregate principal balance of the groups i, ii, iii, iv, v and c-b certificates.

Summary	G1	G2	G3	G4	G1-4	G5
No of Loans	268	328	1,433	121	2,150	613
Total Scheduled Balance	103,872,903.32	134,177,442.43	576,826,596.94	49,941,976.85	864,818,919.54	223,065,205.99
Avg Scheduled Balance	387,585.46	409,077.57	402,530.77	412,743.61	402,241.36	363,891.04
Minimum Scheduled Balance	38,400.00	48,296.27	59,874.40	98,189.84	38,400.00	31,800.08
Maximum Scheduled Balance	1,465,850.43	1,500,000.00	1,434,500.01	999,999.99	1,500,000.00	1,000,000.00
WAC	5.196	5.659	5.617	5.694	5.578	6.995
WA/Net/Rate	4.837	5.295	5.254	5.322	5.214	6.677
WA/Gross/Margin	2.459	2.722	2.670	2.466	2.641	3.596
WAM	353	356	356	355	356	348
WA. Original Term	358	360	360	357	359	358
Months To Roll	32	56	56	82	55	32
Season	5	4	4	2	4	10
Wgt Avg LTV	68.70	68.82	68.34	64.52	68.24	76.25
FICO	730	735	736	740	735	703
First Rate Cap	3.61	5.21	5.09	5.00	4.93	3.81
Periodic Rate Cap	1.73	1.82	1.75	1.60	1.75	1.49
Wgt. AVG. Maximum Rate	10.894	13.025	12.480	10.694	12.271	12.504

Index Type	% G1	% G2	% G3	% G4	% G1-4	% G5
Treasury - 1 Year	18.65	66.46	54.78	3.24	49.28	38.90
Treasury - 3 Year	0.00	0.00	0.00	0.00	0.00	0.05
Libor - 1 Month	0.73	0.00	0.00	0.00	0.09	0.20
Libor - 6 Month	32.61	19.02	25.43	39.99	26.14	60.33
Libor - 1 Year	48.01	14.53	19.78	56.76	24.49	0.51
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Months to Next Rate Adj.	% G1	% G2	% G3	% G4	% G1-4	% G5
<= 0	0.00	0.00	0.00	0.00	0.00	0.28
1 - 3	4.05	0.00	0.00	0.00	0.49	4.46
4 - 6	1.52	0.00	0.00	0.00	0.18	2.99
7 - 9	1.47	0.00	0.00	0.00	0.18	0.41
10 - 12	0.00	0.00	0.00	0.00	0.00	1.32
13 - 15	0.00	0.00	0.00	0.00	0.00	2.48
16 - 18	0.11	0.00	0.00	0.00	0.01	1.65
19 - 21	2.52	0.00	0.00	0.00	0.30	21.12
22 - 24	1.16	0.00	0.00	0.00	0.14	9.58
25 - 27	0.00	0.00	0.08	0.00	0.06	2.14
28 - 30	1.25	0.00	0.00	0.00	0.15	1.45
31 - 33	45.23	0.00	0.06	0.00	5.48	6.01
34 - 36	30.49	0.00	0.00	0.00	3.66	2.93
37 - 39	0.00	0.00	0.06	0.00	0.04	4.53
40 - 42	4.24	0.00	0.27	0.00	0.69	6.41
43 - 45	7.95	4.61	0.91	0.00	2.27	10.79
46 - 48	0.00	3.83	4.06	0.00	3.30	5.01
49 - 51	0.00	4.27	3.89	0.00	3.26	4.16
52 - 54	0.00	5.05	6.18	0.00	4.90	5.04
55 - 57	0.00	44.81	35.60	0.00	30.70	6.20
58 - 60	0.00	37.43	48.89	0.00	38.42	0.71
70 - 72	0.00	0.00	0.00	0.00	0.00	0.32
73 - 75	0.00	0.00	0.00	1.24	0.07	0.00
79 - 81	0.00	0.00	0.00	26.27	1.52	0.00
82 - 84	0.00	0.00	0.00	72.49	4.19	0.00
Total:	100.00	100.00	100.00	100.00	100.00	100.00

FICO	% G1	% G2	% G3	% G4	% G1-4	% G5
n/a	0.00	0.48	0.55	0.00	0.44	0.48
101 - 550	0.11	0.00	0.00	0.00	0.01	0.00
551 - 579	0.00	0.00	0.00	0.00	0.00	0.04
580 - 619	0.43	0.00	0.00	0.00	0.05	0.66
620 - 659	2.74	5.38	4.02	2.55	3.99	19.00
660 - 699	25.57	18.37	16.65	13.24	17.79	28.70
700 - 729	18.25	18.74	21.26	20.80	20.48	19.83
730 >=	52.91	57.03	57.52	63.42	57.23	31.30
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Documentation Type	% G1	% G2	% G3	% G4	% G1-4	% G5
Full	82.25	74.27	77.68	75.59	77.58	39.10
Reduced	16.95	25.20	21.44	24.41	21.66	29.18
No Ratio	0.52	0.00	0.18	0.00	0.18	7.41
No Income/ No Asset	0.28	0.00	0.22	0.00	0.18	11.87
Stated Income / Stated Assets	0.00	0.53	0.48	0.00	0.40	12.44
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Original LTV Ratio	% G1	% G2	% G3	% G4	% G1-4	% G5
<= 50.00	9.71	9.01	11.43	15.66	11.09	2.61
50.01 - 55.00	9.16	4.88	5.96	8.50	6.32	2.04
55.01 - 60.00	6.21	5.78	6.43	15.70	6.84	2.70
60.01 - 65.00	6.02	9.73	7.60	9.39	7.84	4.49
65.01 - 70.00	14.74	17.59	13.03	10.97	13.83	12.28
70.01 - 75.00	16.60	19.31	17.35	13.48	17.34	14.78
75.01 - 80.00	34.36	30.64	34.99	24.71	33.64	46.70
80.01 - 85.00	0.62	0.35	0.69	1.17	0.65	0.77
85.01 - 90.00	1.44	2.32	1.76	0.00	1.71	7.72
90.01 - 95.00	1.14	0.39	0.71	0.43	0.69	5.35
95.01 - 100.00	0.00	0.00	0.06	0.00	0.04	0.58
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Property Type	% G1	% G2	% G3	% G4	% G1-4	% G5
Single Family Residence	68.21	72.13	66.44	66.93	67.56	69.98
Townhouse	0.00	0.09	0.30	0.00	0.22	0.96
Condo	3.55	6.48	7.04	0.85	6.18	9.94
2-4 Family	1.00	0.34	1.00	0.00	0.84	5.16
Co-op	0.00	0.00	0.00	0.00	0.00	0.39
PUD	27.24	20.97	25.21	32.22	25.20	13.08
FNMH	0.00	0.00	0.00	0.00	0.00	0.49
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Occupancy Status	% G1	% G2	% G3	% G4	% G1-4	% G5
Primary	94.28	96.45	96.47	96.49	96.21	88.77
Second Home	2.50	2.75	2.63	3.51	2.69	3.44
Investment	3.22	0.80	0.89	0.00	1.11	7.79
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Purpose	% G1	% G2	% G3	% G4	% G1-4	% G5
Purchase	32.92	29.64	25.94	19.24	26.97	58.56
Refinance - Rate Term	43.99	50.08	52.51	45.46	50.70	16.23
Refinance - Cashout	23.10	20.28	21.55	35.30	22.33	24.75
Construction/Permanent	0.00	0.00	0.00	0.00	0.00	0.46
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Cut-off Date Mortgage Loan Principal Balances ($)	% G1	% G2	% G3	% G4	% G1-4	% G5
0.01 - 100,000.00	0.18	0.66	0.32	0.20	0.35	1.36
100,000.01 - 200,000.00	7.91	2.21	2.77	2.50	3.29	5.06
200,000.01 - 300,000.00	9.76	2.45	5.45	7.33	5.61	8.72
300,000.01 - 400,000.00	22.53	34.00	34.24	28.38	32.46	32.31
400,000.01 - 500,000.00	23.31	33.41	26.65	28.60	27.41	19.43
500,000.01 - 600,000.00	15.30	10.25	14.58	11.06	13.79	12.80
600,000.01 - 700,000.00	6.80	8.53	9.46	13.10	9.21	8.96
700,000.01 - 800,000.00	2.99	3.94	2.10	1.48	2.46	4.06
800,000.01 - 900,000.00	0.81	1.23	1.20	3.35	1.28	4.21
900,000.01 - 1,000,000.00	7.63	2.20	2.55	4.00	3.19	3.09
1,200,000.01 >=	2.78	1.12	0.68	0.00	0.96	0.00
Total:	100.00	100.00	100.00	100.00	100.00	100.00

State	% G1	% G2	% G3	% G4	% G1-4	% G5
California	40.76	40.40	46.33	41.70	44.47	49.64
Florida	5.25	2.58	3.08	0.66	3.12	6.65
Georgia	13.69	3.01	2.28	7.17	4.04	5.72
New York	2.95	2.46	1.25	0.00	1.57	4.88
Colorado	4.04	3.05	4.57	10.27	4.60	2.97
Michigan	0.48	5.80	6.01	2.00	5.08	2.81
Arizona	3.48	0.92	2.02	6.29	2.27	2.68
New Jersey	1.14	3.11	2.65	2.57	2.54	2.07
Nevada	0.13	0.33	0.91	0.00	0.68	2.06
Illinois	2.98	7.65	5.52	1.44	5.31	1.83
Other	25.10	30.69	25.38	27.90	26.32	18.69
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Mortgage Rates (%)	% G1	% G2	% G3	% G4	% G1-4	% G5
3.251 - 3.500	0.00	0.00	0.00	0.00	0.00	0.16
3.501 - 3.750	2.14	0.00	0.00	0.00	0.26	1.26
3.751 - 4.000	1.68	0.00	0.26	0.00	0.37	2.16
4.001 - 4.250	1.75	0.55	0.06	0.00	0.34	0.71
4.251 - 4.500	4.33	0.07	0.38	0.43	0.81	0.00
4.501 - 4.750	12.30	0.81	1.49	1.11	2.66	0.00
4.751 - 5.000	18.96	3.11	5.80	0.33	6.65	0.80
5.001 - 5.250	16.02	13.87	15.32	2.08	14.42	0.84
5.251 - 5.500	15.41	25.52	23.27	25.78	22.82	0.37
5.501 - 5.750	14.64	22.35	22.25	37.33	22.22	0.49
5.751 - 6.000	8.76	18.22	15.86	28.10	16.08	3.01
6.001 - 6.250	3.07	8.26	10.13	3.32	8.60	4.39
6.251 - 6.500	0.93	6.57	3.81	1.52	3.76	14.13
6.501 - 6.750	0.00	0.67	1.38	0.00	1.02	12.43
6.751 - 7.000	0.00	0.00	0.00	0.00	0.00	15.33
7.001 - 7.250	0.00	0.00	0.00	0.00	0.00	9.04
7.251 - 7.500	0.00	0.00	0.00	0.00	0.00	10.00
7.501 - 7.750	0.00	0.00	0.00	0.00	0.00	7.41
7.751 - 8.000	0.00	0.00	0.00	0.00	0.00	6.02
8.001 - 8.250	0.00	0.00	0.00	0.00	0.00	2.75
8.251 - 8.500	0.00	0.00	0.00	0.00	0.00	3.52
8.501 - 8.750	0.00	0.00	0.00	0.00	0.00	1.59
8.751 - 9.000	0.00	0.00	0.00	0.00	0.00	1.86
9.001 - 9.250	0.00	0.00	0.00	0.00	0.00	0.27
9.251 - 9.500	0.00	0.00	0.00	0.00	0.00	0.48
9.501 - 9.750	0.00	0.00	0.00	0.00	0.00	0.36
9.751 - 10.000	0.00	0.00	0.00	0.00	0.00	0.19
10.001 - 10.250	0.00	0.00	0.00	0.00	0.00	0.23
10.501 - 10.750	0.00	0.00	0.00	0.00	0.00	0.07
11.251 - 11.500	0.00	0.00	0.00	0.00	0.00	0.12
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Gross Margin	% G1	% G2	% G3	% G4	% G1-4	% G5
1.501 - 1.750	0.00	0.00	0.00	0.00	0.00	0.34
1.751 - 2.000	2.44	0.37	0.19	0.00	0.47	2.68
2.001 - 2.250	57.29	13.71	19.76	56.76	25.47	4.30
2.251 - 2.500	0.71	3.16	2.34	0.00	2.14	0.27
2.501 - 2.750	36.12	68.80	71.21	43.24	65.01	37.93
2.751 - 3.000	0.54	9.85	4.21	0.00	4.40	10.31
3.001 - 3.250	0.62	2.16	1.37	0.00	1.32	0.04
3.251 - 3.500	1.78	1.15	0.49	0.00	0.72	0.20
3.501 - 3.750	0.52	0.00	0.17	0.00	0.18	0.91
3.751 - 4.000	0.00	0.80	0.18	0.00	0.24	2.61
4.001 - 4.250	0.00	0.00	0.02	0.00	0.02	4.67
4.251 - 4.500	0.00	0.00	0.00	0.00	0.00	7.58
4.501 - 4.750	0.00	0.00	0.00	0.00	0.00	5.96
4.751 - 5.000	0.00	0.00	0.06	0.00	0.04	19.87
5.251 - 5.500	0.00	0.00	0.00	0.00	0.00	0.23
5.501 - 5.750	0.00	0.00	0.00	0.00	0.00	0.21
5.751 - 6.000	0.00	0.00	0.00	0.00	0.00	1.29
6.001 - 6.250	0.00	0.00	0.00	0.00	0.00	0.06
6.501 - 6.750	0.00	0.00	0.00	0.00	0.00	0.30
6.751 - 7.000	0.00	0.00	0.00	0.00	0.00	0.23
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Ceiling Rate (%)	% G1	% G2	% G3	% G4	% G1-4	% G5
<= 0.000	1.91	0.80	0.32	0.00	0.57	0.71
1.751 - 2.000	0.00	0.00	0.00	0.00	0.00	0.09
5.751 - 6.000	0.11	0.00	0.00	0.00	0.01	0.00
8.751 - 9.000	0.00	0.00	0.26	0.00	0.17	0.00
9.001 - 9.250	0.00	0.55	0.06	0.00	0.13	0.00
9.251 - 9.500	0.00	0.07	0.38	0.43	0.29	0.00
9.501 - 9.750	0.00	0.81	1.49	1.11	1.18	0.00
9.751 - 10.000	0.92	2.57	5.80	0.33	4.40	0.00
10.001 - 10.250	2.53	11.92	13.40	2.08	11.21	0.56
10.251 - 10.500	7.69	20.39	19.36	25.78	18.49	0.00
10.501 - 10.750	15.54	13.30	15.59	37.33	16.48	0.00
10.751 - 11.000	23.69	8.69	7.72	28.10	10.96	3.46
11.001 - 11.250	16.54	1.69	3.84	3.32	5.00	4.20
11.251 - 11.500	12.31	2.55	2.03	1.52	3.32	8.45
11.501 - 11.750	9.86	0.00	1.43	0.00	2.14	11.63
11.751 - 12.000	7.93	0.00	0.14	0.00	1.04	17.69
12.001 - 12.250	0.67	0.00	0.41	0.00	0.35	9.44
12.251 - 12.500	0.00	0.24	0.13	0.00	0.12	10.05
12.501 - 12.750	0.00	0.67	0.17	0.00	0.22	5.73
12.751 - 13.000	0.30	0.00	0.00	0.00	0.04	6.93
13.001 - 13.250	0.00	0.00	0.00	0.00	0.00	2.64
13.251 - 13.500	0.00	0.00	0.00	0.00	0.00	4.22
13.501 - 13.750	0.00	0.00	0.00	0.00	0.00	3.26
13.751 - 14.000	0.00	0.00	0.00	0.00	0.00	3.02
14.001 - 14.250	0.00	0.00	0.00	0.00	0.00	0.58
14.251 - 14.500	0.00	0.00	0.00	0.00	0.00	0.75
14.501 - 14.750	0.00	0.00	0.00	0.00	0.00	0.81
14.751 - 15.000	0.00	0.00	0.00	0.00	0.00	0.37
15.001 - 15.250	0.00	0.00	0.00	0.00	0.00	0.27
15.251 - 15.500	0.00	0.00	0.00	0.00	0.00	0.29
15.501 - 15.750	0.00	0.00	0.00	0.00	0.00	0.18
15.751 - 16.000	0.00	0.54	0.00	0.00	0.08	0.15
16.001 - 16.250	0.00	0.96	0.26	0.00	0.32	0.20
16.251 - 16.500	0.00	0.99	1.52	0.00	1.17	0.14
16.501 - 16.750	0.00	2.56	1.23	0.00	1.22	0.25
16.751 - 17.000	0.00	2.12	2.35	0.00	1.90	0.00
17.001 - 17.250	0.00	4.49	3.11	0.00	2.77	0.00
17.251 - 17.500	0.00	4.56	3.39	0.00	2.97	0.10
17.501 - 17.750	0.00	5.63	3.76	0.00	3.38	0.00
17.751 - 18.000	0.00	3.90	4.12	0.00	3.36	0.00
18.001 - 18.250	0.00	3.94	3.27	0.00	2.79	0.00
18.251 - 18.500	0.00	2.63	2.57	0.00	2.12	0.02
18.501 - 18.750	0.00	2.38	1.90	0.00	1.64	0.00
18.751 - 19.000	0.00	1.05	0.00	0.00	0.16	3.81
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Original Term	% G1	% G2	% G3	% G4	% G1-4	% G5
<= 180	0.00	0.00	0.00	1.55	0.09	0.01
181 - 300	3.82	0.00	0.16	0.00	0.57	3.40
301 - 360	96.18	100.00	99.84	98.45	99.34	96.59
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Stated Remaining Term	% G1	% G2	% G3	% G4	% G1-4	% G5
<= 180	0.00	0.00	0.00	1.55	0.09	0.01
181 - 240	0.00	0.00	0.09	0.00	0.06	0.08
241 - 280	0.11	0.00	0.00	0.00	0.01	0.00
281 - 320	3.82	0.00	0.08	0.00	0.51	5.43
321 - 360	96.07	100.00	99.84	98.45	99.33	94.48
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Seasoning (Months)	% G1	% G2	% G3	% G4	% G1-4	% G5
0	1.07	0.00	1.38	5.06	1.34	0.00
1 - 5	85.92	82.31	83.11	93.70	83.93	46.66
6 - 10	0.71	7.28	8.49	0.00	6.88	15.07
11 - 15	6.24	7.71	6.24	1.24	6.18	11.89
16 - 20	5.95	2.70	0.79	0.00	1.66	14.44
21 - 25	0.00	0.00	0.00	0.00	0.00	5.39
26 - 30	0.00	0.00	0.00	0.00	0.00	1.41
31 - 35	0.00	0.00	0.00	0.00	0.00	1.52
36 - 40	0.00	0.00	0.00	0.00	0.00	1.67
41 - 45	0.00	0.00	0.00	0.00	0.00	1.53
46 - 50	0.00	0.00	0.00	0.00	0.00	0.36
51 - 55	0.00	0.00	0.00	0.00	0.00	0.04
56 - 60	0.00	0.00	0.00	0.00	0.00	0.03
76 - 80	0.11	0.00	0.00	0.00	0.01	0.00
Total:	100.00	100.00	100.00	100.00	100.00	100.00

CSFB-2002-AR33-CM1 - Bonds

	CLASS
Subord Level		Bond	$ Balance	Coupon
COLLAT_1		COLLAT_1	103,872,903.33	4.8375
SNR_1	IA1	_SNR_1	100,809,000.00	4.8175	GROUP NET WAC LESS 0.02
SNR_1		__IFCA	25,202,000.00	4.8175
SNR_1		__IPRC	25,202,000.00	4.8175
SNR_1		___IPRA	25,202,000.00	4.4385
SNR_1		___IPRX	25,202,000.00	0.379
SNR_1		__IPHC	25,202,000.00	4.8175
SNR_1		___IPHA	25,202,000.00	4.1145
SNR_1		___IPHX	25,202,000.00	0.703
SNR_1		__IPAC	25,203,000.00	4.8175
SNR_1		___IPAA	25,203,000.00	3.7305
SNR_1		___IPAX	25,203,000.00	1.087
SUBORD_1		_SUBORD_1	3,063,903.33	4.8175
SUBORD_1		__SUBS	25,511,919.54	5.1941
CB1C	CB1	___CB1C	9,945,417.57	5.1941	WAC OF GROUPS' NET WACS LESS 2 BPS
CB1C		____CB1	9,945,417.57	5.1941
CB1C		____CB1X	9,945,417.57	0
CB2	CB2	___CB2	6,918,551.36	5.1941	WAC OF GROUPS' NET WACS LESS 2 BPS
CB3	CB3	___CB3	4,324,094.60	5.1941	WAC OF GROUPS' NET WACS LESS 2 BPS
CB4	CB4	___CB4	864,818.92	5.1941	WAC OF GROUPS' NET WACS LESS 2 BPS
CB5	CB5	___CB5	1,729,637.84	5.1941	WAC OF GROUPS' NET WACS LESS 2 BPS
CB6	CB6	___CB6	1,729,399.25	5.1941	WAC OF GROUPS' NET WACS LESS 2 BPS
COLLAT_2		COLLAT_2	134,177,442.44	5.2952
SNR_2		_SNR_2	130,219,000.00	5.2752
SNR_2	IIA1	__IIA1	130,219,000.00	4.5792	*PAYS GROUP NET WAC LESS [0.716%] THROUGH MONTH 48, THEN GROUP NET WAC LESS [0.40%].
SNR_2		__IIX	130,219,000.00	0.696
SUBORD_2		_SUBORD_2	3,958,442.44	5.2752
COLLAT_3		COLLAT_3	576,826,596.93	5.2538
SNR_3	IIIA1/IIIA2	_SNR_3	559,810,000.00	5.2338	GROUP NET WAC LESS 0.02 (FOR IIIA2)
SNR_3		__IIIA1C	111,962,000.00	5.2338
SNR_3		___IIIA1	111,962,000.00	4.8528
SNR_3		___IIIA1X	111,962,000.00	0.381
SNR_3		__IIIFCA	111,962,000.00	5.2338
SNR_3		__IIIPRC	111,962,000.00	5.2338
SNR_3		___IIIPRA	111,962,000.00	4.9118
SNR_3		___IIIPRX	111,962,000.00	0.322
SNR_3		__IIIPHC	111,962,000.00	5.2338
SNR_3		___IIIPHA	111,962,000.00	4.6188
SNR_3		___IIIPHX	111,962,000.00	0.615
SNR_3		__IIIPAC	111,962,000.00	5.2338
SNR_3		___IIIPAA	111,962,000.00	4.2688
SNR_3		___IIIPAX	111,962,000.00	0.965
SUBORD_3		_SUBORD_3	17,016,596.93	5.2338
COLLAT_4		COLLAT_4	49,941,976.84	5.3216
SNR_4	IVA1	_SNR_4	48,469,000.00	5.3016	GROUP NET WAC LESS 0.02
SNR_4		__IVFCA	24,235,000.00	5.3016
SNR_4		__IVPRC	24,234,000.00	5.3016
SNR_4		___IVPRA	24,234,000.00	5.3016
SNR_4		___IVPRX	24,234,000.00	0
SUBORD_4		_SUBORD_4	1,472,976.84	5.3016
GIEIA	GIEIA	GIEIA	103,872,903.33	0.02	2 BP IO STRIP OFF OF THE RELATED GROUP COLL. BAL. THAT WILL FEED INTO GROUP V
GIIEIA	GIIEIA	GIIEIA	134,177,442.44	0.02	2 BP IO STRIP OFF OF THE RELATED GROUP COLL. BAL. THAT WILL FEED INTO GROUP V
GIIIEIA	GIIIEIA	GIIIEIA	576,826,596.93	0.02	2 BP IO STRIP OFF OF THE RELATED GROUP COLL. BAL. THAT WILL FEED INTO GROUP V
GIVEIA	GIVEIA	GIVEIA	49,941,976.84	0.02	2 BP IO STRIP OFF OF THE RELATED GROUP COLL. BAL. THAT WILL FEED INTO GROUP V

CSFB 2002-AR33 CLASS [I-A-1]
Balance	CALL DESK	24	WAC(1)	5.196428429
Coupon*	4.8175	12/1/2002	NET(1)	4.837471
Settle	12/30/2002	1/25/2003	WAM(1)	353

*PAYS GROUP NET WAC LESS [0.02%]. - APPROX. NET RESET MARGIN OF [2.08%] (CALC. AS OF CUT-OFF DATE COLL. INFO.) RUN TO BALLOON IN MONTH 32 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	30 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
101-08	4.092	3.981	3.956	3.845	3.674	3.457	3.170	2.766	2.135
101-09	4.077	3.965	3.939	3.825	3.651	3.430	3.137	2.726	2.082
101-10	4.063	3.948	3.922	3.806	3.628	3.403	3.104	2.685	2.029
101-11	4.048	3.931	3.904	3.786	3.605	3.376	3.072	2.644	1.977
101-12	4.034	3.914	3.887	3.767	3.583	3.349	3.039	2.604	1.924
101-13	4.019	3.897	3.870	3.747	3.560	3.322	3.006	2.563	1.871
101-14	4.004	3.881	3.853	3.728	3.537	3.295	2.974	2.523	1.818
101-15	3.990	3.864	3.835	3.708	3.514	3.268	2.941	2.482	1.765
101-16	3.975	3.847	3.818	3.689	3.491	3.241	2.908	2.442	1.713
101-17	3.961	3.830	3.801	3.669	3.469	3.213	2.876	2.401	1.660
101-18	3.946	3.814	3.784	3.650	3.446	3.186	2.843	2.361	1.607
101-19	3.932	3.797	3.766	3.631	3.423	3.160	2.811	2.320	1.555
101-20	3.917	3.780	3.749	3.611	3.400	3.133	2.778	2.280	1.502
101-21	3.903	3.764	3.732	3.592	3.378	3.106	2.746	2.240	1.450
101-22	3.888	3.747	3.715	3.572	3.355	3.079	2.713	2.199	1.397
101-23	3.874	3.730	3.698	3.553	3.332	3.052	2.681	2.159	1.345
101-24	3.859	3.713	3.680	3.534	3.309	3.025	2.648	2.119	1.292

Spread @ Center Price**	139	144.8	146.1	149.4	148.2	139.9	121.5	84.3	20.4
WAL	2.27	1.96	1.9	1.68	1.42	1.19	0.98	0.78	0.59
Mod Durn	2.11	1.83	1.78	1.58	1.35	1.13	0.94	0.76	0.58
Principal Window	Jan03 - Aug05	Jan03 - Aug05	Jan03 - Aug05	Jan03 - Aug05	Jan03 - Aug05	Jan03 - Aug05	Jan03 - Aug05	Jan03 - Jun05	Jan03 - Nov04
Accrued Interest	97802.42	97802.42	97802.42	97802.42	97802.42	97802.42	97802.42	97802.42	97802.42

LIBOR_1MO	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44
LIBOR_6MO	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464
LIBOR_1YR	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704
CMT_1YR	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537

T	Mat 1YR 2YR 5YR 10YR 30YR
Yld 0.537 2.056 3.3 4.229 5.039

N	Mat .25YR .5YR 1.0YR 1.5YR 2YR 3YR 4YR 5YR
Yld 1.421 1.464 1.704 2.065 2.426 3.011 3.415 3.735

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement..

**SPREAD TO N
PRELIMINARY

CSFB 2002-AR33 CLASS [II-A-1]

Balance	CALL DESK	Delay	24		WAC(2)	5.658696696
Coupon*	4.5792	Dated	12/1/2002		NET(2)	5.295163
Settle	12/30/2002	First Payment	1/25/2003		WAM(2)	356

*PAYS GROUP NET WAC LESS [0.716%] THROUGH MONTH 48, THEN GROUP NET WAC LESS [0.40%]. - APPROX. NET RESET MARGIN OF [1.95%] (CALC. AS OF CUT-OFF DATE COLL. INFO.) RUN TO BALLOON IN MONTH 56 / 5% CALL
Price	10CPR,Call(Y)	20CPR,Call(Y)	22CPR,Call(Y)	25CPR,Call(Y)	30CPR,Call(Y)	40CPR,Call(Y)	50CPR,Call(Y)	60CPR,Call(Y)	70CPR,Call(Y)	80CPR,Call(Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
100-10	4.434	4.383	4.371	4.352	4.317	4.235	4.126	3.979	3.797	3.543
100-11	4.425	4.370	4.358	4.338	4.302	4.216	4.101	3.947	3.755	3.489
100-12	4.415	4.358	4.345	4.324	4.287	4.196	4.076	3.915	3.714	3.435
100-13	4.405	4.346	4.332	4.311	4.271	4.177	4.051	3.882	3.672	3.381
100-14	4.395	4.333	4.319	4.297	4.256	4.157	4.026	3.850	3.631	3.327
100-15	4.386	4.321	4.306	4.283	4.240	4.138	4.001	3.818	3.590	3.273
100-16	4.376	4.309	4.294	4.269	4.225	4.118	3.976	3.786	3.548	3.219
100-17	4.366	4.297	4.281	4.256	4.209	4.099	3.951	3.754	3.507	3.165
100-18	4.356	4.284	4.268	4.242	4.194	4.079	3.927	3.722	3.466	3.111
100-19	4.347	4.272	4.255	4.228	4.178	4.060	3.902	3.689	3.425	3.058
100-20	4.337	4.260	4.242	4.214	4.163	4.041	3.877	3.657	3.383	3.004
100-21	4.327	4.248	4.230	4.201	4.148	4.021	3.852	3.625	3.342	2.950
100-22	4.318	4.235	4.217	4.187	4.132	4.002	3.827	3.593	3.301	2.897
100-23	4.308	4.223	4.204	4.173	4.117	3.982	3.803	3.561	3.260	2.843
100-24	4.298	4.211	4.191	4.160	4.101	3.963	3.778	3.529	3.219	2.789
100-25	4.288	4.199	4.178	4.146	4.086	3.943	3.753	3.497	3.178	2.736
100-26	4.279	4.187	4.166	4.132	4.071	3.924	3.728	3.465	3.137	2.682

Spread @ Center
Price**	111.8	139.2	145.2	153.5	165.4	185.6	198.6	200.8	186.7	160.3
WAL	3.56	2.8	2.67	2.48	2.2	1.72	1.33	1.01	0.78	0.59
Mod Durn	3.18	2.53	2.42	2.25	2.01	1.59	1.25	0.96	0.75	0.58
Principal Window	Jan03 - Aug07	Jan03 - Aug07	Jan03 - Aug07	Jan03 - Aug07	Jan03 - Aug07	Jan03 - Aug07	Jan03 - Mar07	Jan03 - Mar06	Jan03 - Jun05	Jan03 - Nov04
Accrued Interest	480347.98	480347.98	480347.98	480347.98	480347.98	480347.98	480347.98	480347.98	480347.98	480347.98

LIBOR_1MO	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44
LIBOR_6MO	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464
LIBOR_1YR	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704
CMT_1YR	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537

T	Mat 1YR 2YR 5YR 10YR 30YR
	Yld 0.537 2.056 3.3 4.229 5.039

N	Mat .25YR .5YR 1.0YR 1.5YR 2YR 3YR 4YR 5YR
	Yld 1.421 1.464 1.704 2.065 2.426 3.011 3.415 3.735

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO N
PRELIMINARY

CSFB2002-AR33CLASS[III-A-2]

Balance	CALLDESK	Delay	24	WAC(3)	5.617392286
Coupon*	5.2338	Dated	12/1/2002	NET(3)	5.253796
Settle	12/30/2002	First Payment	1/25/2003	WAM(3)	356

*PAYS GROUP NET WAC LESS [0.02%].- APPROX. NET RESET MARGIN OF [2.28%] (CALC. AS OF CUT-OFF DATE COLL. INFO.) RUN TO BALLOON IN MONTH 56 / 5% CALL

Price	10CPR,Call(Y)	20CPR,Call(Y)	22CPR,Call(Y)	25CPR,Call(Y)	30CPR,Call(Y)	40CPR,Call(Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
101-08+	4.758	4.632	4.603	4.557	4.471	4.265	3.991	3.614	3.142	2.489
101-09+	4.748	4.620	4.590	4.543	4.456	4.246	3.966	3.583	3.102	2.436
101-10+	4.739	4.608	4.578	4.529	4.440	4.227	3.942	3.551	3.061	2.383
101-11+	4.729	4.595	4.565	4.516	4.425	4.207	3.917	3.519	3.020	2.330
101-12+	4.719	4.583	4.552	4.502	4.410	4.188	3.893	3.487	2.979	2.277
101-13+	4.709	4.571	4.539	4.488	4.394	4.169	3.868	3.455	2.939	2.224
101-14+	4.700	4.559	4.526	4.474	4.379	4.149	3.843	3.424	2.898	2.171
101-15+	4.690	4.546	4.513	4.461	4.364	4.130	3.819	3.392	2.858	2.118
101-16+	4.680	4.534	4.501	4.447	4.348	4.111	3.794	3.360	2.817	2.065
101-17+	4.670	4.522	4.488	4.433	4.333	4.091	3.770	3.329	2.776	2.013
101-18+	4.661	4.510	4.475	4.420	4.318	4.072	3.745	3.297	2.736	1.960
101-19+	4.651	4.498	4.462	4.406	4.302	4.053	3.721	3.265	2.695	1.907
101-20+	4.641	4.485	4.450	4.392	4.287	4.034	3.696	3.234	2.655	1.854
101-21+	4.631	4.473	4.437	4.379	4.272	4.014	3.672	3.202	2.615	1.802
101-22+	4.622	4.461	4.424	4.365	4.256	3.995	3.647	3.171	2.574	1.749
101-23+	4.612	4.449	4.411	4.351	4.241	3.976	3.623	3.139	2.534	1.697
101-24+	4.602	4.437	4.399	4.338	4.226	3.957	3.598	3.107	2.494	1.644

Spread @ Center
Price**	144	163.9	168.3	173.9	180.7	188.7	185.3	164.6	121.8	55.6
WAL	3.57	2.8	2.67	2.48	2.2	1.72	1.33	1.01	0.78	0.59
Mod Durn	3.15	2.51	2.4	2.24	2	1.59	1.25	0.97	0.76	0.58
Principal Window	Jan03-Aug07	Jan03-Aug07	Jan03-Aug07	Jan03-Aug07	Jan03-Aug07	Jan03-Aug07	Jan03 – Mar07	Jan03 – Mar06	Jan03 – Jun05	Jan03 – Nov04
Accrued Interest	472044.45	472044.45	472044.45	472044.45	472044.45	472044.45	472044.45	472044.45	472044.45	472044.45

LIBOR_1MO	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44
LIBOR_6MO	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464
LIBOR_1YR	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704
CMT_1YR	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537

T	Mat 1YR 2YR 5YR 10YR 30YR
Yld 0.537 2.056 3.3 4.229 5.039

N	Mat .25YR .5YR 1.0YR 1.5YR 2YR 3YR 4YR 5YR
Yld 1.421 1.464 1.704 2.065 2.426 3.011 3.415 3.735

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO N
PRELIMINARY

CSFB 2002-AR33 CLASS [IV-A-1]

Balance	CALL DESK	Delay	24	WAC(4)	5.694156662
Coupon*	5.3016	Dated	12/1/2002	NET(4)	5.321614
Settle	12/30/2002	First Payment	1/25/2003	WAM(4)	355

*PAYS GROUP NET WAC LESS [0.02%]. - APPROX. NET RESET MARGIN OF [2.07%] (CALC. AS OF CUT-OFF DATE COLL. INFO.) RUN TO BALLOON IN MONTH 82 / 5% CALL

Price	10CPR,Call(Y)	20CPR,Call(Y)	22CPR,Call(Y)	25CPR,Call(Y)	30CPR,Call(Y)	40CPR,Call(Y)	50CPR,Call(Y)	60CPR,Call(Y)	70CPR,Call(Y)	80CPR,Call(Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
100-23	5.085	4.990	4.968	4.933	4.868	4.703	4.494	4.241	3.925	3.487
100-24	5.077	4.980	4.957	4.921	4.854	4.684	4.469	4.208	3.883	3.433
100-25	5.070	4.969	4.946	4.908	4.840	4.665	4.444	4.176	3.842	3.379
100-26	5.062	4.958	4.934	4.896	4.825	4.646	4.419	4.144	3.801	3.325
100-27	5.054	4.948	4.923	4.884	4.811	4.627	4.394	4.112	3.760	3.272
100-28	5.046	4.937	4.912	4.872	4.797	4.608	4.369	4.080	3.718	3.218
100-29	5.038	4.927	4.901	4.859	4.783	4.590	4.344	4.048	3.677	3.164
100-30	5.030	4.916	4.890	4.847	4.769	4.571	4.320	4.016	3.636	3.111
100-31	5.023	4.906	4.878	4.835	4.755	4.552	4.295	3.984	3.595	3.057
101-00	5.015	4.895	4.867	4.823	4.741	4.533	4.270	3.951	3.554	3.004
101-01	5.007	4.884	4.856	4.810	4.727	4.514	4.245	3.919	3.513	2.950
101-02	4.999	4.874	4.845	4.798	4.713	4.495	4.220	3.887	3.472	2.897
101-03	4.991	4.863	4.834	4.786	4.699	4.477	4.196	3.855	3.431	2.844
101-04	4.984	4.853	4.822	4.774	4.685	4.458	4.171	3.824	3.390	2.790
101-05	4.976	4.842	4.811	4.762	4.671	4.439	4.146	3.792	3.349	2.737
101-06	4.968	4.832	4.800	4.750	4.657	4.420	4.122	3.760	3.308	2.684
101-07	4.960	4.821	4.789	4.737	4.643	4.402	4.097	3.728	3.268	2.631

Spread @ Center
Price**	139.4	174.6	180.3	189.7	205.8	227.5	235.1	226.9	199.5	154.8
WAL	4.67	3.37	3.16	2.88	2.46	1.79	1.33	1.02	0.78	0.59
Mod Durn	3.94	2.92	2.75	2.52	2.19	1.64	1.24	0.96	0.75	0.58
Principal Window	Jan03 - Oct09	Jan03 - Oct09	Jan03 - Oct09	Jan03 - Oct09	Jan03 - Oct09	Jan03 - Sep08	Jan03 - Mar07	Jan03 - Mar06	Jan03 - Jun05	Jan03 - Nov04
Accrued Interest	103501.49	103501.49	103501.49	103501.49	103501.49	103501.49	103501.49	103501.49	103501.49	103501.49

LIBOR_1MO	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44
LIBOR_6MO	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464
LIBOR_1YR	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704
CMT_1YR	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537

T	Mat 1YR 2YR 5YR 10YR 30YR
Yld 0.537 2.056 3.3 4.229 5.039

N	Mat .25YR .5YR 1.0YR 1.5YR 2YR 3YR 4YR 5YR
Yld 1.421 1.464 1.704 2.065 2.426 3.011 3.415 3.735

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO N
PRELIMINARY

CSFB 2002-AR33 CLASS C-B-1

Balance	CALL DESK		Delay	24	WAC	5.577672002
Coupon*	5.1941		Dated	12/1/2002	NET	5.2141
Settle	12/30/2002		First Payment	1/25/2003	WAM	356

*PAYS WAC OF GROUP NET WACS LESS [0.02%]. RUN TO BALLOON IN MONTH 55 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
99-23	5.165	5.171	5.173	5.176	5.180	5.187	5.197	5.208	5.207	5.198
99-24	5.157	5.163	5.165	5.167	5.171	5.177	5.185	5.193	5.188	5.173
99-25	5.149	5.154	5.156	5.159	5.162	5.166	5.173	5.178	5.168	5.149
99-26	5.140	5.146	5.148	5.150	5.153	5.156	5.161	5.163	5.149	5.124
99-27	5.132	5.137	5.139	5.141	5.143	5.146	5.148	5.148	5.129	5.100
99-28	5.124	5.129	5.131	5.132	5.134	5.135	5.136	5.133	5.110	5.076
99-29	5.116	5.121	5.122	5.124	5.125	5.125	5.124	5.118	5.090	5.051
99-30	5.108	5.112	5.114	5.115	5.116	5.115	5.112	5.103	5.071	5.027
99-31	5.100	5.104	5.105	5.106	5.107	5.104	5.099	5.088	5.052	5.003
100-00	5.092	5.096	5.097	5.097	5.097	5.094	5.087	5.073	5.032	4.978
100-01	5.084	5.087	5.088	5.088	5.088	5.083	5.075	5.058	5.013	4.954
100-02	5.076	5.079	5.079	5.080	5.079	5.073	5.063	5.043	4.993	4.930
100-03	5.068	5.071	5.071	5.071	5.070	5.063	5.051	5.029	4.974	4.905
100-04	5.060	5.062	5.062	5.062	5.061	5.052	5.038	5.014	4.955	4.881
100-05	5.052	5.054	5.054	5.053	5.051	5.042	5.026	4.999	4.935	4.857
100-06	5.044	5.046	5.045	5.045	5.042	5.032	5.014	4.984	4.916	4.832
100-07	5.036	5.037	5.037	5.036	5.033	5.022	5.002	4.969	4.897	4.808

Spread @ Center
Price**	203.2	211.1	215	220.3	228.8	247.4	269.8	291.5	340.8	391.7
WAL	4.44	4.26	4.17	4.04	3.84	3.39	2.83	2.28	1.73	1.36
Mod Durn	3.87	3.73	3.65	3.55	3.38	3.01	2.55	2.09	1.6	1.28
Principal Window	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Mar07	Jan03 - Mar06	Jan03 - Jun05	Jan03 - Nov04
Accrued Interest	41613.22	41613.22	41613.22	41613.22	41613.22	41613.22	41613.22	41613.22	41613.22	41613.22

LIBOR_1MO	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44
LIBOR_6MO	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464
LIBOR_1YR	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704
CMT_1YR	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537

T	Mat 1YR 2YR 5YR 10YR 30YR
	Yld 0.537 2.056 3.3 4.229 5.039

N	Mat .25YR .5YR 1.0YR 1.5YR 2YR 3YR 4YR 5YR
	Yld 1.421 1.464 1.704 2.065 2.426 3.011 3.415 3.735

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO T
									PRELIMINARY

CSFB 2002-AR33 CLASS C-B-2

Balance	CALL DESK		Delay	24	WAC	5.577672002
Coupon*	5.1941		Dated	12/1/2002	NET	5.2141
Settle	12/30/2002		First Payment	1/25/2003	WAM	356

*PAYS WAC OF GROUP NET WACS LESS [0.02%]. RUN TO BALLOON IN MONTH 55 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
98-27	5.392	5.407	5.414	5.424	5.440	5.479	5.543	5.630	5.756	5.887
98-28	5.384	5.398	5.405	5.415	5.431	5.469	5.530	5.614	5.736	5.862
98-29	5.376	5.390	5.397	5.406	5.421	5.458	5.518	5.599	5.716	5.837
98-30	5.367	5.381	5.388	5.397	5.412	5.448	5.506	5.584	5.697	5.812
98-31	5.359	5.373	5.380	5.388	5.403	5.437	5.493	5.569	5.677	5.788
99-00	5.351	5.365	5.371	5.379	5.393	5.427	5.481	5.554	5.657	5.763
99-01	5.343	5.356	5.362	5.371	5.384	5.416	5.468	5.539	5.638	5.738
99-02	5.335	5.348	5.354	5.362	5.375	5.406	5.456	5.524	5.618	5.714
99-03	5.327	5.339	5.345	5.353	5.365	5.396	5.444	5.509	5.598	5.689
99-04	5.319	5.331	5.336	5.344	5.356	5.385	5.431	5.493	5.579	5.664
99-05	5.310	5.322	5.328	5.335	5.347	5.375	5.419	5.478	5.559	5.640
99-06	5.302	5.314	5.319	5.326	5.338	5.364	5.407	5.463	5.539	5.615
99-07	5.294	5.305	5.311	5.317	5.328	5.354	5.394	5.448	5.520	5.590
99-08	5.286	5.297	5.302	5.309	5.319	5.343	5.382	5.433	5.500	5.566
99-09	5.278	5.289	5.293	5.300	5.310	5.333	5.370	5.418	5.481	5.541
99-10	5.270	5.280	5.285	5.291	5.300	5.322	5.357	5.403	5.461	5.516
99-11	5.262	5.272	5.276	5.282	5.291	5.312	5.345	5.388	5.441	5.492

Spread @ Center
Price**	225.8	234.6	239	245	254.6	276.5	304.2	333.5	395.5	460.4
WAL	4.44	4.26	4.17	4.04	3.84	3.39	2.83	2.28	1.73	1.36
Mod Durn	3.86	3.72	3.64	3.54	3.38	3	2.54	2.08	1.6	1.27
Principal Window	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Mar07	Jan03 - Mar06	Jan03 - Jun05	Jan03 - Nov04
Accrued Interest	28948.33	28948.33	28948.33	28948.33	28948.33	28948.33	28948.33	28948.33	28948.33	28948.33

LIBOR_1MO	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44
LIBOR_6MO	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464
LIBOR_1YR	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704
CMT_1YR	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537

T	Mat 1YR 2YR 5YR 10YR 30YR
	Yld 0.537 2.056 3.3 4.229 5.039

N	Mat .25YR .5YR 1.0YR 1.5YR 2YR 3YR 4YR 5YR
	Yld 1.421 1.464 1.704 2.065 2.426 3.011 3.415 3.735

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO T

										PRELIMINARY

CSFB 2002-AR33 CLASS C-B-3

Balance	CALL DESK	Delay	24	WAC	5.577672002
Coupon*	5.1941	Dated	12/1/2002	NET	5.2141
Settle	12/30/2002	First Payment	1/25/2003	WAM	356

*PAYS WAC OF GROUP NET WACS LESS [0.02%]. RUN TO BALLOON IN MONTH 55 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
97-25+	5.667	5.692	5.706	5.724	5.755	5.834	5.962	6.141	6.422	6.724
97-26+	5.659	5.684	5.697	5.715	5.745	5.823	5.949	6.126	6.402	6.698
97-27+	5.650	5.675	5.688	5.706	5.736	5.812	5.936	6.111	6.382	6.673
97-28+	5.642	5.667	5.679	5.697	5.726	5.802	5.924	6.095	6.362	6.648
97-29+	5.634	5.658	5.671	5.688	5.717	5.791	5.911	6.080	6.342	6.623
97-30+	5.626	5.650	5.662	5.679	5.707	5.781	5.899	6.064	6.322	6.598
97-31+	5.617	5.641	5.653	5.670	5.698	5.770	5.886	6.049	6.302	6.573
98-00+	5.609	5.632	5.644	5.661	5.689	5.759	5.874	6.034	6.282	6.548
98-01+	5.601	5.624	5.636	5.652	5.679	5.749	5.861	6.018	6.262	6.522
98-02+	5.593	5.615	5.627	5.643	5.670	5.738	5.848	6.003	6.242	6.497
98-03+	5.584	5.607	5.618	5.634	5.660	5.727	5.836	5.988	6.222	6.472
98-04+	5.576	5.598	5.609	5.625	5.651	5.717	5.823	5.972	6.202	6.447
98-05+	5.568	5.590	5.601	5.616	5.641	5.706	5.811	5.957	6.182	6.422
98-06+	5.560	5.581	5.592	5.607	5.632	5.696	5.798	5.942	6.162	6.397
98-07+	5.551	5.573	5.583	5.598	5.623	5.685	5.786	5.927	6.142	6.372
98-08+	5.543	5.564	5.575	5.589	5.613	5.674	5.773	5.911	6.122	6.347
98-09+	5.535	5.556	5.566	5.580	5.604	5.664	5.761	5.896	6.102	6.322

Spread @ Center
Price**	253.3	263.1	268.1	274.9	286	311.8	345.9	384.5	461.8	543.7
WAL	4.44	4.26	4.17	4.04	3.84	3.39	2.83	2.28	1.73	1.36
Mod Durn	3.85	3.71	3.63	3.53	3.37	2.99	2.53	2.07	1.59	1.27
Principal Window	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Jul07	Jan03 - Mar07	Jan03 - Mar06	Jan03 - Jun05	Jan03 - Nov04
Accrued Interest	18092.71	18092.71	18092.71	18092.71	18092.71	18092.71	18092.71	18092.71	18092.71	18092.71

LIBOR_1MO	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44
LIBOR_6MO	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464	1.464
LIBOR_1YR	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704	1.704
CMT_1YR	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537	1.537

T	Mat 1YR 2YR 5YR 10YR 30YR
Yld 0.537 2.056 3.3 4.229 5.039

N	Mat .25YR .5YR 1.0YR 1.5YR 2YR 3YR 4YR 5YR
Yld 1.421 1.464 1.704 2.065 2.426 3.011 3.415 3.735

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO T
PRELIMINARY

VII.

CONTACTS

ARMS TRADING DESK
CONTACT	PHONE	FAX	E-MAIL
Brett Marvin Director Whole Loan ARM Trading	212-538-3831	212-743-5384	mailto:brett.marvin@csfb.com
Brian Bowes Vice President Whole Loan ARM Trading	212-538-3831	212-743-5385	mailto:brian.bowes@csfb.com
Brian Murphy Vice President Whole Loan ARM Structuring	212-538- 3831	212-743-4686	mailto:brian.murphy.2@csfb.com
Andrew Belcher Associate Whole Loan ARM Structuring	212-538- 3831	212-743-5384	mailto:andrew.belcher@csfb.com

STRUCTURED FINANCE
CONTACT	PHONE	FAX	E-MAIL
John P. Graham Director	212-325-6201	212-743-4683	mailto:john.p.graham@csfb.com

COLLATERAL ANALYSIS
CONTACT	PHONE	FAX	E-MAIL
Mark Roszko Director	212-325-4763	212-743-5260	mailto:mark.roszko@csfb.com
Cathy Oh Associate	212-325-2677	212-743-5260	mailto:cathy.oh@csfb.com